Seasonality of Operations	12 Months Ended
Dec. 31, 2025
Seasonality of Operations [Abstract]
Seasonality of operations
36.	Seasonality of operations

Due to seasonal fluctuations in spending by brands, revenue is typically highest in the fourth quarter of the year from increased advertisement spending and revenue by multinational advertisers and e-commerce clients benefiting from holiday spending at the end of the calendar year.